Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2023
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue from Contracts with Customers
18.	Revenue from Contracts with Customers
Disaggregation of revenue from contracts with customers
Set out below is the disaggregation of the Group’s revenue from contracts with customers:

(In thousand Euros)	June 30, 2023	June 30, 2022
Sales of goods	60,275	65,746
Sales of services	7,745	2,065

Total	68,020	67,811

The breakdown by geographical segments is as follows:

(In thousand Euros)	June 30, 2023	June 30, 2022
Geographical markets (*):
EMEA	55,124	60,207
NORAM	12,526	7,593
APAC	370	11

Total	68,020	67,811

(*)	Differences between geographical markets information above and segment disclosures in Note 7 are due to inter-segment eliminations.
Service revenue includes mainly installations services, software operation and maintenance.
The sale of installation services is always made in combination with the sale of a charger, although they are considered distinct performance obligations. Delivery of the charger and the installation services do not always happen at the same time, leading, in some cases, to chargers being delivered to customers with the installation pending. In this scenario, a contract liability is recognized when invoicing both services prior to rendering the installation services.
A contract liability is recognized if a payment is received or if a payment is due (whichever is earlier) from a customer before the Group transfers the related goods or services. Contract liabilities are recognized as revenue when the Group performs under the contract (i.e., transfers control of the related goods or services to the customer).